UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 14, 2022

ImmunityBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3530 John Hopkins Court

San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 633-0300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IBRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

To the extent relevant, the information set forth in Item 2.01 regarding the Lease Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by ImmunityBio, Inc., a Delaware corporation (the “Company,” “we” or “us”), with the Securities and Exchange Commission (“SEC”) on January 12, 2022, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with Athenex, Inc., a Delaware corporation (“Seller”), pursuant to which Seller agreed to sell, assign and transfer to us all of Seller’s rights, and we agreed to assume all of Seller’s duties and obligations under, various third-party agreements (the “Facility Agreements”), subject to the terms and conditions of the Purchase Agreement, relating to an approximately 409,000 square foot, newly constructed cGMP ISO Class 5 high potency pharmaceutical manufacturing facility located at 3805 Lakeshore Drive East, Dunkirk, New York (the “Dunkirk Facility”).

As of February 14, 2022, the closing conditions under the Purchase Agreement were met, including, without limitation, receipt of the consents of the New York State Urban Development Corporation d/b/a Empire State Development (“ESD”), the County of Chautauqua Industrial Development Agency (“CCIDA”), Fort Schuyler Management Corporation, a not-for-profit corporation affiliated with the State of New York (“FSMC”) and a lender of Seller, and payment by the Company to Seller of $40.0 million, representing the amount equal to Seller’s costs and obligations incurred with respect to the construction, build-out and equipment purchases for the Dunkirk Facility outside of certain grants from public authorities including ESD and CCIDA, and the Company’s acquisition of the Seller’s leasehold interest in the Dunkirk Facility under the Purchase Agreement (the “Dunkirk Facility Transaction”) was completed (the “Closing”).

Upon the Closing, the Company became the tenant of the Dunkirk Facility under the Fort Schuyler Management Corporation Lease, dated October 1, 2021 and as amended as of the Closing, with FSMC as landlord (together, the “Lease Agreement”). Our annual lease payment will be $2.00 per year for an initial 10-year term, with the option for us to renew under substantially the same terms and conditions for an additional 10-year term. As part of the assumed obligations under the Facility Agreements, we have committed to spend an aggregate of $1.52 billion on operational expenses during the initial 10-year term, and an additional $1.50 billion on operational expenses if we elect to renew the lease for the additional 10-year term. We also committed to hiring 450 employees at the Dunkirk Facility within the first five years of operations, with 300 such employees to be hired within the first two-and-a-half years of operations, following the effectiveness of the Lease Agreement on October 1, 2021. The agreements with the CCIDA provide for certain sales tax exemption savings during the development of the Dunkirk Facility and provide for certain property tax savings over the next 20 years, subject to certain terms and conditions including performance of certain of the aforementioned obligations.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on January 12, 2022 and is incorporated herein by reference. The foregoing description of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the period ending March 31, 2022.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on February 15, 2022 announcing the Closing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 of this report is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the scale of production capacity for the Dunkirk Facility, the ability of ImmunityBio to meet its obligations to applicable governmental authorities under the Facility Agreements, and the acceleration of ImmunityBio’s ability to develop its product candidates as a result of the Dunkirk Facility Transaction, among others. Statements in this Current Report on Form 8-K that are not statements of historical fact are considered forward-looking statements, which are usually identified by the use of words such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. Statements of past performance, efforts, or results of our preclinical and clinical trials, about which inferences or assumptions may be made, can also be forward-looking statements and are not indicative of future performance or results. Forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of ImmunityBio’s management as well as assumptions made by and information currently available to ImmunityBio. Such information may be limited or incomplete, and ImmunityBio’s statements should not be read to indicate that it has conducted a thorough inquiry into, or review of, all potentially available relevant information. Such statements reflect the current views of ImmunityBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about ImmunityBio, including, without limitation, (i) the ability of ImmunityBio to continue its planned preclinical and clinical development of its development programs, and the timing and success of any such continued preclinical and clinical development and planned regulatory submissions, (ii) ImmunityBio’s ability to retain and hire key personnel, including in connection with the Dunkirk Facility Transaction, (iii) ImmunityBio’s ability to obtain additional financing to fund its operations and complete the development and commercialization of its various product candidates, (iv) ImmunityBio’s ability to successfully commercialize its product candidates and uncertainties around regulatory reviews and approvals, (v) ImmunityBio’s ability to scale its manufacturing and commercial supply operations for its product candidates and future approved products, (vi) ImmunityBio’s ability to obtain, maintain, protect and enforce patent protection and other proprietary rights for its product candidates and technologies, (vii) ImmunityBio’s ability to comply with the obligations assumed in connection with the Dunkirk Facility Transaction, and (viii) the unknown future impact of the COVID-19 pandemic on certain clinical trials or their milestones and/or ImmunityBio’s business operations or operating expenses. More details about these and other risks that may impact ImmunityBio’s business are described under the heading “Risk Factors” in the Company’s Form 8-K filed with the SEC on March 10, 2021, Form 10-Q filed with the SEC on November 12, 2021 and in subsequent filings made by ImmunityBio with the SEC, which are available on the SEC’s website at www.sec.gov. ImmunityBio cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. ImmunityBio does not undertake any duty to update any forward-looking statement or other information in this Current Report on Form 8-K, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 15, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.

Date: February 15, 2022	By:	/s/ David Sachs
David Sachs Chief Financial Officer